UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 3, 2004.


                              CAMDEN MINES LIMITED
                              --------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                       000-33195               88-0437644
           ------                       ---------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation                 File Number)         Identification No.)

505 Burrard St., Suite 1880, P.O. Box 15, Vancouver
             British Columbia, Canada                                  V7X 1M6
             ------------------------                                  -------
     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (604) 681-3864
                                                     --------------


        1040 W. Georgia St., Suite 1160, Vancouver, B.C., Canada, V6E 4H1
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On September 3, 2004, Mr. Hugh Grenfal resigned as the President and Treasurer and as a Director of Camden Mines Limited (the "Company") without any disagreement with the Company on any matter relating to the Company's operations, policies or practices. In addition, on September 3, 2004, Mr. Sergei Stetsenko resigned as the Secretary and as a Director of the Company without any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On September 3, 2004, Mr. Xianping Wang, the sole remaining Director of the Company, appointed Mr. Henry Jung, Reg Handford, Edward Wong and Peter Shandro as Directors of the Company.

On September 4, 2004, the new Board of Directors of the Company held a meeting and appointed Mr. Xianping Wang as the President and CEO of the Company, Mr. Henry Jung as the Chief Financial Officer of the Company and Mr. Reg Handford as the Secretary and Treasurer of the Company.

Mr. Wang has been a Director of the Company since August 5, 2004. Mr. Wang is the President of Asia-Durable (Beijing) Investments Co., Ltd., which is a company that has successfully invested in construction and development projects as well as biotechnology research. From 1997 to 2002, Mr. Wang was the President of Beijing New Fortune Investment Co., Ltd., which is a company that has invested in real estate and other profitable projects such as Chongqing Wanli Storage Battery Co., Ltd. and Shenzhen Technology Co., Ltd. Mr. Wang helped Chongqing Wanli Storage Battery Co., Ltd. and Shenzhen Technology Co., Ltd. to become publicly listed companies on Chinese stock markets in Shanghai and Shenzhen. Mr. Wang received an Engineering Bachelor Degree from Navy Engineering Institute in 1978 and an Economics Master Degree from Tsinghua University in 1990.

Mr. Xianping Wang is not a director of any other reporting issuer.

Mr. Henry Jung is as a self employed Chartered Accountant engaged by various public and private companies to assist them in a controllership and financial advisory capacity. These services include preparation of financial budgets and forecasts in addition to management of operating budgets and overseeing project programs. Mr. Jung obtained a Bachelor of Commerce Degree from the University of British Columbia in 1974. In addition to being a Chartered Accountant, he has completed the Canadian Institute of Chartered Accountants in Depth Tax Course in 1979 and continued his studies with various professional development courses with the British Columbia Institute of Chartered Accountants.

Mr. Henry Jung is not a director of any other reporting issuer.

Mr. Reg Handford has been a self employed business consultant providing management, corporate relations and compliance services to public and private companies since 2001. Mr. Handford is currently the President of Ardent Mines




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Limited and Raglan Mines Limited, two prospective mining exploration companies, neither of which are yet listed on a stock exchange. From October 2001 through May 2003, Mr. Handford was the President of Bright Star Ventures Ltd., a company with a platinum-group minerals exploration target near Princeton, British Columbia. Bright Star Ventures Ltd. is listed on the TSX Venture Exchange. From 1999 to 2001 Mr. Handford was an editing and marketing person for ChinaWeb a subsidiary of Stock Exchange Executive Council, a quasi-governmental organization that is charged with disseminating news, information and quotes from China's stock markets both domestically and internationally. From 1998 to 1999 Mr. Handford was a pro trader at Levesque Securities Ltd. located in Vancouver, Canada. In addition, Mr. Handford has 17 years experience as a stock broker in Vancouver, Canada, and 10 years of personal investing experience as well as management positions in publicly traded companies, both in mining and in technology. Mr. Handford obtained a Bachelors of Science Degree with a concentration in mathematics from the University of British Columbia in 1968 and a Masters of Science Degree in mathematical logic from Simon Fraser University in 1971. Furthermore, Mr. Handford has completed the Canadian Securities Course in 1973, the Canadian Options Course in 1981, the Vancouver Stock Exchange Pro Trader Course in 1998 and the Trader Training Course in 1998.

Mr. Edward Wong is a self employed trial lawyer who appears at all levels of court in the Province of British Columbia, Canada on civil litigation matters including commercial, employment, trademark and family matters. Mr. Wong has been called and admitted to The Law Society of Upper Canada (Ontario, Canada) and The Law Society of British Columbia. Mr. Wong received a Bachelor of Laws from the University of Western Ontario in 1989 and a Bachelor of Arts with Distinction from Carleton University in 1986. From 1996 to 2003, Mr. Wong was a director of Junior Achievement of British Columbia, including a term as chairman. Mr. Wong is a past member of the executive committee of Junior Achievement of Canada.

Mr. Edward Wong is not a director of any other reporting issuer.

Mr. Peter Shandro is a self employed business consultant. From 1999 to 2003 he was the CEO of XML Global Technologies, Inc., a software development company focused on data transformation and web-based transactional solutions. XML global Technologies is listed on the Over-the-Counter Bulletin Board. Mr. Shandro has business development, corporate finance, public offering and strategic planning experience in manufacturing, distribution, retail, medical devices, software development, transportation and oil and gas exploration, both as a principal and consultant through Wes-Sport Holdings Ltd., a company he founded in 1981. Mr. Shandro obtained a Bachelors of Science Degree with a concentration in Chemistry from the University of Alberta in 1965.


ITEM 8.01 OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.




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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
-----------     -----------
   99.1         Press Release dated September 9, 2004




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 9, 2004

                                            CAMDEN MINES LIMITED

                                            By:      /s/ Reg Handford
                                               ---------------------------
                                            Name:    Reg Handford
                                            Title:   Director



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                                  EXHIBIT INDEX


Number     Exhibit                                       Sequential Page Number
------     -------                                       ----------------------
 99.1      Press Release dated September 9, 2004                       7